UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 22, 2006

Skinny Nutritional Corp.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 000-51313

NEVADA	23-3100268
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3 Bala Plaza East, Suite 117
Bala Cynwyd, PA 19004

(Address and zip code of principal executive offices)

(610) 784-2000

(Registrant’s telephone number, including area code)

Creative Enterprises International, Inc., 825 Lafayette Road, Bryn Mawr, PA 19010

(Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Option Awards

On October 6, 2006, the Board of Directors of Skinny Nutritional Corp. (f/k/a Creative Enterprises International, Inc., the ‘‘Registrant’’) approved the grant of an aggregate of 10,650,000 options to certain of its employees, including three of its executive officers, with all such awards being subject to the approval of the Registrant’s stockholders of the adoption of an amendment to the Registrant’s Employee Stock Option Plan. On November 15, 2006, the Registrant’s stockholders approved the adoption of the amendment to the Employee Stock Option Plan and the Registrant caused a definitive Information Statement to be mailed to its stockholders on December 7, 2006. As of December 27, 2006 the actions described in such Information Statement are deemed effective, including the adoption of the amendment to the Employee Stock Option Plan and the stock option awards granted by the Registrant’s board of directors on October 6, 2006.

With respect to the option awards granted to the Registrant’s executive officers, the material terms of each of these option awards are as follows. The Company awarded Donald McDonald, its Chief Executive Officer, 2,500,000 options, Kenneth Brice, its Chief Financial Officer, 2,500,000 options and Michael Reis, its Chief Operating Officer, 500,000 options. Each of these option awards are exercisable for a period of five years and are subject to vesting requirements. With respect to each grant, an amount equal to 20% of the total option award is immediately vested and the remainder of the option award will vest in equal annual increments of 20% on each anniversary of the date of grant. The exercise price of the initial vested amount of each option award is $0.12 and the exercise price of the unvested portion of each option award is $0.25 per share.

Offer to Convertible Debenture Holders

On December 22, 2006, the Board of Directors of the Registrant determined to offer the holders of an aggregate principal amount of $2,515,000 of the Registrant’s convertible debentures the ability to convert such securities at a reduced conversion rate. The convertible debentures are scheduled to mature at various dates between December 2006 and October 2007 and are currently convertible at the conversion rate of $0.40 into (a) an aggregate of 6,287,500 shares of the Registrant’s common stock and (b) 6,287,500 common stock purchase warrants (the ‘‘Conversion Warrants’’). The Registrant has determined to offer the debenture holders the option to convert the outstanding principal amount of their debentures into shares of the Registrant’s common stock only at a conversion rate of $0.10 provided that the holders agree to the following: (i) convert the outstanding principal amount of its convertible debentures no later than January 31, 2007, (ii) acknowledge the surrender of the right to receive the Conversion Warrants and (iii) forfeit the unpaid interest that has accrued on such debentures, which is currently approximately $337,000, in the aggregate. If all of the holders of the convertible debentures accept this offer, the Registrant would issue an aggregate of 25,150,000 shares of common stock to the holders. To the extent that any holders decline the Registrant’s offer, such holders would continue to hold their convertible debentures and could elect to either convert such debentures on the original terms thereof or receive repayment of the principal and accrued and unpaid interest thereon, on the stated maturity date of such debentures. The Registrant delivered a notice to the holders of such convertible debentures dated December 22, 2006 describing the proposed transaction. There can be no assurance that any debenture holders will elect to accept such an offer on the terms described herein, terms different from those described herein, or at all.

Item 3.02    Unregistered Sales of Equity Securities.

On October 6, 2006, the Registrant’s Board of Directors approved the grant of an aggregate of 10,650,000 options under the Registrant’s Employee Stock Option Plan,

subject to the approval by its stockholders of an amendment to the Employee Stock Option Plan to increase the number of shares available thereunder to 20,000,000 shares. Of this amount, a total of 5,500,000 options were granted to certain of our executive officers, as described in Item 1.01 of this Current Report, which information is incorporated herein by reference to the extent such information is required to be reported under this Item 3.02. The affirmative vote of the holders of a majority of outstanding shares of common stock approving the amendment to the Plan was obtained on November 15, 2006, which amendment is effective as of December 27, 2006.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)	The Board of Directors of the Registrant, on October 6, 2006, unanimously approved and recommended for shareholder approval an amendment of the Registrant’s Employee Stock Option Plan. The affirmative vote of the holders of a majority of outstanding shares of common stock approving the amendment to the Plan was obtained on November 15, 2006 and became effective as of December 27, 2006. The Registrant adopted an amendment to the Plan to authorize the issuance of an additional 19,000,000 shares of common stock under the Plan through the grant of incentive stock options and nonqualified options so that the total number of shares available to be issued through awards under the Plan is 20,000,000. The principal features of the Plan were summarized in, and the full text of the Plan was filed as an exhibit to, the Registrant’s definitive Information Statement dated December 5, 2006. Such information is incorporated herein by reference to the Registrant’s definitive Information Statement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 27, 2006, the Registrant’s Certificate of Amendment to its Articles of Incorporation, as filed with the State of Nevada, became effective, pursuant to which the Registrant changed its corporate name to Skinny Nutritional Corp. and increased the number of its authorized shares of Common Stock, $0.001 par value, to 250,000,000 shares.

Item 8.01	Other Events.

Effective December 27, 2006, the Registrant’s common stock began trading on the Over the Counter Bulletin Board under the new trading symbol SKNY.OB. Previously, our common stock was traded on the Over the Counter Bulletin Board under the symbol CEII.OB.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit No.	Description of Document
3.1	Certificate of Amendment to Articles of Incorporation.
10.1	Employee Stock Option Plan and form of Option Award, as amended (filed as Exhibit B to the Registrant’s definitive Information Statement dated December 5, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NANOSENSORS, INC.
By: /s/ Kenneth Brice
Name: Kenneth Brice Title: Chief Financial Officer Date: December 28, 2006

Exhibit Index

Exhibit No.	Description of Document
3.1	Certificate of Amendment to Articles of Incorporation
10.1	Employee Stock Option Plan and form of Option Award, as amended (filed as Exhibit B to the Registrant’s definitive Information Statement dated December 5, 2006)